UNITED  STATES
                      SECURITIES  AND  EXCHANGE  COMMISSION
                          WASHINGTON,  D.C.  20549


                                 FORM  8-K

                            CURRENT  REPORT

   PURSUANT  TO  SECTION  13  OR  15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


   Date  of  Report  (Date  of  earliest  event  reported):   April  7,  2000
                                                                ---------------

                         GoPublicNow.com,  Inc.

        (Exact  name  of  registrant  as  specified  in  its  charter)

                                 Delaware

             (State  or  other  jurisdiction  of  incorporation)


       033-05384                                          33-0886032
    ----------------                              ------------------------
 (Commission  File  Number)                (IRS  Employer  Identification  No.)

 5000  Birch  Street,  West Tower, Suite 4900, Newport Beach, CA  92660
--------------------------------------------------------------------------------
          (Address  of  principal  executive  offices)     (Zip  Code)

                                   (949)  752-2797
                                 -------------------------
              Registrant's  telephone  number,  including  area  code:

                        DermaRx  Corporation
                        c/o  Connolly  &  Halloran  PC
                        1121  Broadway,  Suite  202
                        Boulder,  CO  80302
                       (303)  440-7676
                       ---------------------------------
               (Former  name,  address  and  telephone  number)

ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT

     (a) Pursuant to an Acquisition Agreement (the "Acquisition Agreement") dated as of February 24, 2000 among DermaRx Corporation ("DMRX"), shareholders of DMRX holding a majority of the DMRX shares (the "Shareholders") and GoPublicNow.com, Inc., a Nevada corporation ("GPN-Nevada"), effective on April 6, 2000, GPN-Nevada was merged with and into DMRX and the separate corporate existence of GPN-Nevada ceased in a transaction referred to as a "reverse acquisition." Simultaneously with the merger, the name of DMRX was changed to GoPublicNow.com ("GPN" or the "Company"), and all the outstanding shares of common stock of GPN-Nevada were exchanged on a one-for-one basis for shares of common stock of the Company. Immediately prior to the merger, the common stock of DMRX was reduced by a one for five reverse stock split.

     Notice of the merger and the reverse stock split was sent to all of the shareholders of DMRX on a Schedule 14C information which was first mailed to shareholders on or about March 15, 2000.

     The Acquisition Agreement was adopted by the unanimous consent of the Board of Directors of GPN-Nevada and DMRX on February 24, 2000. A written consent of the shareholders of GPN-Nevada and DMRX was also adopted by the shareholders of those corporations on February 24, 2000. In accordance with SEC rules, after mailing the Schedule 14C information statement, the shareholder approval for DMRX was effective on April 5, 2000.

     Prior to the Acquisition Agreement, DMRX had 2,019,900 shares of common stock outstanding. At the time of the merger and subsequent to the reverse stock split, DMRX had 750,080 shares outstanding. By virtue of the merger, the shareholders of GPN-Nevada acquired 10,326,123 shares of the Company and consequently obtained majority control of the issued and outstanding common stock of the combined entities. The total issued and outstanding shares of the combined entities subsequent to the merger was 11,076,203 shares.

     The officers of GPN-Nevada continued as officers of GPN subsequent to the merger. See "Management" below. The officers, directors, and by-laws of GPN will continue without change.

     (b) The following table sets forth certain information regarding beneficial ownership of the common stock of GPN as of the date hereof by:

     each person or entity known to own beneficially more than 5% of the common stock;
     each  of  GPN's  directors;
     each of GPN's named executive officers; and all executive officers and directors of GPN as a group.




                                            Name and Address of     Amount and Nature of Beneficial   Percent of
Title of Class . . . . . . . . . . . . . .  Beneficial Owner (1)    Ownership                         Class (2)
------------------------------------------  ----------------------  --------------------------------  -----------

Common Stock . . . . . . . . . . . . . . .  Bruce A. Berman (3)                           8,000,000         72.2%
------------------------------------------  ----------------------  --------------------------------  -----------

Common Stock . . . . . . . . . . . . . . .  Marcus Hurlburt (4)                             500,000          4.5%
------------------------------------------  ----------------------  --------------------------------  -----------

Common Stock . . . . . . . . . . . . . . .  Eric Hopkins (5)                                      0          0.0%
------------------------------------------  ----------------------  --------------------------------  -----------

Common Stock . . . . . . . . . . . . . . .  Jeffrey M. Diamond (6)                            5,000            *
------------------------------------------  ----------------------  --------------------------------  -----------


Common Stock                                All Officers and Directors as a Group         8,505,000         76.8%
                                            (4 persons)

1. Unless otherwise referenced, the address for each of these shareholders is c/o GoPublicNow.com, Inc., 5000 Birch Street, West Tower, Suite 4900, Newport Beach, CA 92660.
2.     Based  on  a  total  of  11,076,203  shares  issued  and  outstanding.
3. Mr. Berman's shares are held by The Berman Family Trust but owned beneficially by Mr. Berman.
4. Mr. Hurlburt has agreed that in the event he leaves the Company prior to 2002, he will return for cancellation all 500,000 of these shares. If he leaves prior to 2003, he will return 300,000 of these shares and if he leaves prior to 2004, he will return 200,000 of these shares.
5. Does not include options to purchase 200,000 shares at $3.75 per share which are not presently exercisable.
6. Reflects options to purchase 5,000 shares at $3.75 per share. Does not include options to purchase 50,000 shares at $3.75 per share which are not presently exercisable.
*     Less  than  1%

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

     (a) The consideration exchanged pursuant to the Acquisition Agreement was negotiated between the shareholders of DMRX, DMRX and GPN-Nevada.

     In evaluating GPN-Nevada as a candidate for the proposed acquisition, DMRX and its shareholders used criteria such as GPN-Nevada's proposed internet financial services business (as set forth more fully below under "Business") and other anticipated operations, and GPN-Nevada's and its principal's business name and reputation. DMRX and GPN-Nevada determined that the consideration for the merger was reasonable.

     (b) GPN as the combined entity intends to continue its historical businesses and proposed businesses as set forth more fully immediately below. The historical business and operations of DMRX shall no longer be continued by GPN.

                                  BUSINESS

     GoPublicNow.com ("GPN"), is a Nevada Corporation headquartered in Newport Beach, California. The Company was initially formed in December 1999 and began generating business in April 2000.

INDUSTRY

     The number of companies going public and requiring access to capital has significantly increased in recent years (see Industry Description and Trends below). There is also significant growth in the use of the Internet for offering efficient business-to-business commerce. GPN intends to offer a variety of financial consulting services targeted toward this market.

OPERATIONS  OVERVIEW

     When fully operational, GPN's operations will consist of three major components. First is a network of financial service providers that can satisfy many of the demands of companies desiring to go public or needing access to capital or GPN's advanced business services. Second is a unique, interactive web portal site that can serve as the conduit between the clients, the financial service providers and GPN, allowing benefits for all parties. Third, the Company effectively becomes an emerging growth company incubator.

REVENUE

     GPN intends to derive revenue from a number of sources. First, client companies that wish to become members of the site and access premium online content will pay a membership fee. Second, to the extent permissible under applicable regulations, the Company will be paid a small percentage (or finder's fee') for any business services that are placed through our site.
Third, the Company will receive an equity position in companies that become public in three years that are a member of GPN's site.

     The  Company's primary website will be www.gopublicnow.com.   GPN presently
                                            --------------------
owns  the following Internet URL's designed to protect the value of its website:

WWW.GOPUBLICNOW.COM
WWW.GOPUBLICNOW.NET
WWW.GOPUBLICNOW.ORG
WWW.2GOPUBLICNOW.COM
WWW.2GOPUBLICNOW.NET
WWW.2GOPUBLICNOW.ORG
WWW.4BUSINESSNOW.COM
WWW.4BUSINESSNOW.NET
WWW.4BUSINESSNOW.ORG
WWW.GOPUBLICNETWORK.COM
WWW.GOPUBLICNETWORK.NET

     GPN recognized the importance of protecting its intellectual property. Our legal counsel is in the process of seeking to register with the US Patent and Trademark Office for service marks for the following:

Go  Public
Go  Public  Now
Go  Public  Network

SERVICES  OFFERED

     GPN intends to offer a single source financing solution to any qualified business that wants to become public or obtain capital, as well as provide other related services to existing public companies.

     GoPublicNow.com will target companies that are seeking capital and intend to go public, as well as licensed investment bankers and brokers, etc that are interested in these types of companies.

     Specific web addresses will be targeted toward different audiences, however, with the exception of the front-end of the site, services will be equally available to all addresses.

     GPN  intends  to  offer  the  following  services:

     Free  Services
     --------------

     As a financial Internet portal site, provide free access to timely financial information in a customizable, easy-to-use format. This information may include some or all of the following:
-     Stock  quotes

     Stock  ticker
     Market  news
     Information about Going Public B i.e. IPO's, mergers, shell mergers, etc., including strategy, timing and costs.
     Information about different types of financial programs - i.e. private placements, secondary offerings, DPO's, Internet offerings, etc.

     The web site will also provide a unique interactive business questionnaire that will assess whether a candidate company has the potential to Go Public Now. If the candidate company is qualified through the questionnaire to go public in accordance with criteria determined by GPN, the site will notify GPN. If a candidate company does not meet minimum criteria necessary to become a public company, the site will explain its reasoning to the candidate company and will offer the candidate company the ability to contact GPN to discuss further options.

     Professional service providers, including accountants, attorneys, PR and IR firms, web site designers, etc., will be able to utilize the web site's referral service feature.

ALTHOUGH THESE FEATURES ARE FREE TO THE CLIENT, GPN (IN MOST CASES) WILL RECEIVE FEES FROM THE SERVICE PROVIDERS. (SEE PRICING STRATEGY).

     Premium  Services
     -----------------

     Listing companies and their financing needs for potential investment under appropriate regulatory guidelines on the website.

     Submitting  listed  companies  to investment sources that are registered on
     the   Company's  website  whose  financial  products  match  the  company's unique profile.

     Evaluating businesses and providing them with a strategy to prepare them for going public.

     Potential investment by a proprietary proposed incubator bridge/venture in select companies.

THE COMPANY INTENDS TO CHARGE FOR THESE PREMIUM SERVICES IN EXCHANGE FOR CASH AND STOCK. (SEE PRICING STRATEGY).


PRICING  STRATEGY

     GPN intends to develop a pricing strategy which derives revenues from member companies as well as from service providers.

     MEMBER  COMPANIES  WILL  BE  CHARGED  THE  FOLLOWING:
     -----------------------------------------------------

     $500  client  membership  fee  for  access  to  all  premium  services.

     3% equity interest in client company if client company is a start-up, 2% if client company is pre-IPO with less than $1 million in annual sales, and 1% if client company is pre-IPO with over $1 million in annual sales.

     Most Investment Bankers charge $25,000 to $50,000 initial fees for due diligence and expenses without guaranteeing a successful financing. GPN's $500 fee allows companies to access a wide variety of financial services at a fraction of the cost.

     SERVICE  PROVIDERS  WILL  BE  CHARGED  THE  FOLLOWING:
     ------------------------------------------------------

     Up  to  10%  of  fees  collected  by  PR  and  IR  firms.

     Up  to  10%  finder's  fee  for  web  design  services.

     Up  to  10%  fee  from  media  referrals.

     Banner  /  web  advertising  fees  to be determined under market conditons.

     These referral fees are relatively standard in the various industries. By combining financial services in a "one-stop-shop" format, the Company will potentially be in the position of being able to receive fees from a broad range of providers at the same time as well as obtaining favorable pricing for client companies.

QUALITY  CONTROL

     GPN's Management, based on years of combined investment experience, has developed a series of multiple choice questions and answers for GPN's interactive web site questionnaire. The questions are designed to analyze companies for listing on the GPN web site that meet the criteria generally necessary to become a public company, and to explain to companies that do not presently meet the criteria why they are not a candidate to GoPublicNow.com. GPN's screening process for reliable service providers has been developed from years of Management's experience providing like services.

MARKETING

     GPN intends to create a Web-enabled marketplace that targets companies seeking capital as well as investors, fund managers and other business services resources. By combining Management's experience in the corporate finance and IPO marketplace with the exponential growth of the Internet, GPN may provide a global network of clients with a comprehensive "one-stop-shop" for finding and utilizing financial business services. The Company is positioned to provide market leadership in this rapidly growing industry sector due to the Management team's background and track record of performance in the financial marketplace.

     GPN's operations will consist of two major components: first, a network of financial service providers with wide ranging experience in servicing the IPO marketplace; second, a unique, interactive website that serves as a value-added conduit between GPN and its clients, thus allowing both parties to communicate, collaborate and partner.

     A key component to the Company's launch strategy is to quickly build brand awareness for the GoPublicNow.com website through advertising, publicity and cross-promotional campaigns. GPN hopes to have a competitive advantage due to the following:

     Being early to market and establishing a commanding client base Maintaining high quality financial service providers
     Maintaining a broader range of financial service offerings than other sites Maintaining marketing to maximize web site awareness and traffic Utilizing economies of scale to reduce costs, increase margins, and negotiate  preferential  agreements

     In order to drive users to the Go Public web site, the Company plans to do the following:

     Utilize internet marketing via banner ads, link swapping, co-promotions, etc.
     Utilize traditional marketing programs such as business print ads and business radio ads.
     Attend Investment Banking and Business Development trade shows and conferences.
     Telemarket  to  investment  banking  firms  and  strategic  partners.
     Telemarket to and/or email follow-up on site visitors through database management.

     Market  Assessment  &  Analysis

     As much as $24 billion in fresh funding flowed from Venture Capital firms to startup companies in 1998, according to The National Association of Venture Capitalists. According to the Los Angeles Times, investors poured $65 billion into first time stock offerings in 1999. Twenty First Century Internet Venture Partners claims they receive approximately 1,600 business plans each year and are only able to fund no more than four or five of them. Due to GPN's potential resources, as well as the proposed online screening process, the Company could theoretically be able to relatively efficiently take those 1,600 or 7,550 business plans and shop them to multiple venture funds.

     International  Potential

     GPN recognizes that one of the greatest advantages of the Internet is to lower global boundaries and allow direct personal contact between individuals and businesses around the world. A key advantage of business-to-business financing over the Internet is that it removes layers of middlemen that traditionally exist in current international financing operations. GPN will be well positioned to assist international companies in accessing US capital. In the future, the Company expects to offer targeted services for international clients, and expects to have multiple versions of its web site online featuring foreign languages and personalized content for different countries and cultures.

REGULATORY  ISSUES

     The Company will be subject to state and federal regulation with respect to securities, as well as rules and regulations with respect to certain of the services it provides. In order to better resolve some of those regulatory issues, and to support the wide variety of services GPN plans to offer the companies, GPN intends to acquire or establish a NASD licensed broker/dealer. The Company's Management presently has the experience and licenses necessary to perform some broker/dealer services.

COMPETITION

     The market for capital and financing resources for emerging growth companies is intensely competitive. Additionally, the Company competes in an industry segment in which numerous competitors exist that have substantially greater resources than the Company. There are several companies that have a meaningful presence on the Internet to provide capital to emerging growth companies, such as Idealabs, Garage.com, and Twenty First Century Internet Venture Partners. There can be no assurance that existing or potential competitors of the Company will not develop products equal to or better than those marketed by the Company. Numerous smaller competitors also exist in this industry. They tend to be: (i) Specialized (and only offer one type of financing service); (ii) Traditional (non-Internet, face-to-face operators) or
(iii) Small scale B only able to accommodate a few clients each year. The Company does not anticipate directly competing with conventional financing sources. The Company intends to welcome any and all legitimate financing sources to participate in clients financing needs. The Company will receive a fee for any financing that comes through the GPN Network.

PROPERTIES

     GPN currently subleases 3,460 square feet at 5000 Birch St., West Tower, Suites 4600 and 4900, Newport Beach, CA 92660 at a cost of $8,650 per month.

EMPLOYEES

     GPN presently has 20 employees, of which 8 are in management. GPN believes its relations with its employees are good.

LIQUIDITY  AND  CAPITAL  RESOURCES

     Since inception, the Company has funded its capital requirements through funding from its founder and from private equity financing. As of April 17, 2000, the Company's sources of liquidity included cash of approximately $2.3 million.

     In December 1999 and January 2000, the Company funded its initial capital requirements through the sale of securities to private investors in a private bridge offering generating a total of $1.35 million. The bridge offering sold 541,800 units at $2.50 per unit, with each unit consisting of one share of common stock, one warrant to purchase one share of common stock at $7.50 per share and one warrant to purchase one share of common stock at $10.00 per share.

     In March 2000, the Company raised an additional $2.13 million via a private placement of approximately 569,000 Units at $3.75 per Unit, with each Unit consisting of one share of Common Stock, one Warrant to purchase one share of Common Stock at $7.50 per share, and one Warrant to purchase one share of Common Stock at $10.00 per share.

     The Company believes that proceeds from its bridge financing and private placement funds will be sufficient to cover working capital requirements for at least 12 months. Should revenue levels expected by the Company not be achieved, the Company would require additional financing during such period to support its operations, continued expansion of its business and acquisition of technologies. Such sources of financing could include capital infusions from strategic partners of the Company, additional equity financings or debt offerings. The Company has made no arrangements or commitments for such financing and there can be no assurance that the Company will be able to obtain such financing on satisfactory terms, if at all.

                       MARKET  FOR  GPN  SECURITIES

GPN's common stock is presently traded on the OTC Bulletin Board operated by Nasdaq under the symbol "GNOW". Prior to April 6, 2000, the Company's common stock traded under the symbol "DMRX". The following table sets forth the high and low closing prices for shares of GPN common stock for the periods noted, as reported by the National Daily Quotation Service and the Over-The-Counter Bulletin Board. Quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.


                    CLOSING PRICES
YEAR . .PERIOD                               HIGH    LOW
----    ------                             -------  ------
2000    First quarter                      $  3.75  $ 0.08
        Second quarter (through April 18)  $  6.63  $ 0.75

1999    First quarter                      $ 67.38  $ 1.48
        Second quarter                     $ 24.90  $ 6.25
        Third quarter                      $  2.25  $ 0.75
        Fourth quarter                     $  3.12  $ 0.05

1998    Second quarter                     $ 29.78  $21.48
        Third quarter                      $ 32.72  $20.02
        Fourth quarter                     $ 21.48  $ 0.50


     On September 1, 1999, the Company effected a one for five reverse split of its Common Stock. Effective April 5, 2000, the Company effected an additional one for five reverse split of its Common Stock. The table above has been adjusted to reflect the cumulative effect of these splits.

     The number of beneficial holders of record of GPN common stock as of the date of the merger was approximately 300. Many of the shares of GPN's common stock are held in "street name" and consequently reflect numerous additional beneficial owners.

     In addition to freely tradeable shares, GPN has a minimum of 10,325,123 shares of common stock outstanding which could be sold pursuant to Rule 144 after completion of the appropriate holding period. In general, under Rule
144, subject to the satisfaction of certain other conditions, a person, including our affiliates, who has beneficially owned restricted shares of common stock for at least one year would become entitled to sell, in certain brokerage transactions, within any three-month period, a number of shares that does not exceed the greater of 1% of the total number of outstanding shares of the same class, or the average weekly trading volume during the four calendar weeks immediately preceding the sale. A person who presently is not and who has not been an affiliate for at least three months immediately preceding the sale and who has beneficially owned the shares of common stock for at least two years is entitled to sell such shares under Rule 144 without regard to any of the volume limitations described above.

                                MANAGEMENT

DIRECTORS  AND  EXECUTIVE  OFFICERS

     The following table sets forth the names and ages of the current directors and executive officers of GPN who will remain so with the combined entity, their principal offices and positions and the date each such person became a director or executive officer. Our executive officers are elected annually by the Board of Directors. Our directors serve one year terms until their successors are elected. The executive officers serve terms of one year or until their death, resignation or removal by the Board of Directors. There are no family relationships between any of the directors and executive officers. In addition, there was no arrangement or understanding between any executive officer and any other person pursuant to which any person was selected as an executive officer.

     Our  directors  and  executive  officers  are  as  follows:

     The Officers, Directors and Executive Management of the Company are as follows:

     Name                    Age          Positions
     ----                    ---          ---------

BRUCE  BERMAN                42           Founder,  President,
                                          Chief Executive Officer and  Chairman

ERIC  HOPKINS                45           Chief  Financial  Officer  and
                                          Treasurer

MARCUS  HURLBURT             40           Vice  President,  Broker  Relations

JEFFREY  M.  DIAMOND         34           Chief  Technical  Officer  and
                                          Secretary

     BRUCE BERMAN, first worked in the emerging growth finance industry, forming his first finance company at age 23. After generating substantial success and arranging a successful buyout of his finance company, Mr. Berman co-founded a renewable energy company in the mid 1980s. Mr. Berman then went on in 1994 to establish the Michelson Group, Inc., a corporate development firm that has successfully assisted companies in their quest to become public entities. Mr. Berman has decided to share and utilize his knowledge, skills and experience through his current innovation, GoPublicNow.com., which he founded in late 1999.

     ERIC HOPKINS, worked most recently as the Director of Finance for Unisys-PulsePoint Communications, a NASDAQ manufacturer of telecommunications products. At Unisys-PulsePoint, Hopkins focused his efforts in stockholder and lender relations, private equity placements, debt negotiation, and became a major participant in the company's acquisition by Unisys Corporation. Prior to his job at Unisys-PulsePoint, Mr. Hopkins served as the Chief Financial Officer at Tanknology Environmental International, a publicly traded environmental services company. Hopkins, a CPA, spent several years in public accounting in both large and small firms. He began his career with Motel 6 L.P., where he worked for more than twelve years in both finance and field operations. He graduated from Kent State University with a B.A. in accounting and obtained his MBA from Pepperdine University.

     MARCUS HURLBURT, is a Registered Securities Principal with a series 24, 7, 22 and 63 licenses. He has over 10 years of experience as an Investment Banker assisting emerging growth companies with corporate development and capital finance. Mr. Hurlburt has been the Executive Vice President and Branch Manager of the corporate headquarters and Director of Investment Banking for an Irvine based Broker Dealership in California.

     JEFFREY  M.  DIAMOND,  has  worked  as  an  Information  Technology  (IT)
professional since 1982. He founded a Southern California programming company that expanded into Local Area Networking (LAN) and Wide Area Networking (WAN) consulting services. After experiencing success in these endeavors, he left his firm to become the Director of Client Services for a major Novell Networking firm in Los Angeles. Continuing his IT career, Mr. Diamond maintained the positions of IT director for a premier Hilton Hotels Resort property as well as the position of the IT director for a Los Angeles area business law firm. In 1994, Mr. Diamond formed QuickNet, Inc., an Internet-centric Digital Engineering firms. In 1999, Jeff successfully negotiated the sale of QuickNet Corporation and its Intellectual Property holdings. Mr. Diamond, a UCI graduate, holds undergraduate degrees in both Computer Science and Political Science. He continued his formal education earning a Juris Doctor in law and is a licensed California attorney with an emphasis in business law and negotiation.

                      EXECUTIVE  COMPENSATION

     Bruce Berman, the Company's Founder, President and Chief Executive Officer, receives an annual salary of $120,000. When the Company's market capitalization reaches $140 million, his salary will be increased to $180,000 annually through 2000. Mr. Hurlburt receives a salary of $95,000 annually. The Company currently reimburses Management for expenses and costs associated with its operations and provides auto lease allowances to its officers.

     The Company has an employment agreement with Eric Hopkins, its Chief Financial Officer. Pursuant to that Agreement, Mr. Hopkins receives $100,000 in salary for his first year and $120,000 in salary for his second year. Mr. Hopkins also received options to purchase 200,000 shares of common stock at $3.75 per share. These options vest monthly over a two-year period.

     Jeffrey M. Diamond, Chief Technical Officer, receives a salary of $100,000 annually. He also received options to acquire 5,000 shares of Common Stock at $3.75 per share as a signing bonus and options to purchase an additional 50,000 shares of Common Stock at $3.75 per share which will vest on a pro rata monthly basis over a one-year period.

     The Company has not had a bonus, profit sharing or deferred compensation plan for the benefit of its employees, officers or directors.

                        DESCRIPTION  OF  SECURITIES

COMMON  STOCK

     The Company's Articles of Incorporation authorize the issuance of 100,000,000 shares of common stock, $0.001 par value per share. The holders of each share of common stock (i) have equal rights to dividends from funds legally available therefore, when, as and if declared by the Company's Board of Directors, (ii) are entitled to share in all assets of the Company available for distribution, (iii) do not have pre-emptive, subscription or conversion rights and (iv) are entitled to one non-cumulative vote at all shareholder meetings.

     All shares of common stock now outstanding are fully paid for and non-assessable and all shares of common stock which are the subject of this Offering, when issued, will be fully paid for and non-assessable.

     Stockholders have no cumulative voting rights, which means that Stockholders owning more than 50% of the outstanding stock can vote to elect all directors. Accordingly, the remaining Stockholders would not be able to elect any of the Company's directors.

PREFERRED  STOCK

     The Company is authorized to issue up to 10,000,000 shares of Preferred Stock, par value $.001 per share. The preferred stock of the Company can be issued in one or more series as may be determined from time to time by the Board of Directors without further stockholder approval. In establishing a series the Board of Directors shall give to it a distinctive designation so as to distinguish it from the shares of all other series and classes, shall fix the number of shares in such series, and the preferences, rights and restrictions thereof. All shares of any one series shall be alike in every particular. All series shall be alike except that there may be variation as to the following:
(1) the rate of distribution, (2) the price at and the terms and conditions on which shares shall be redeemed, (3) the amount payable upon shares for distributions of any kind, (4) sinking fund provisions for the redemption of shares, and (5) the terms and conditions on which shares may be converted if the shares of any series are issued with the privilege of conversion, and (6) voting rights except as limited by law. There is presently no preferred stock issued or outstanding.

COMMON  STOCK  DIVIDENDS

     The Company does not presently anticipate that it will pay dividends on its Common Stock at any time in the foreseeable future. The payment of dividends will depend, among other things, upon the earnings, assets, general financial condition, and other factors. In the event that the Company successfully completes a merger or acquisition as contemplated hereunder, the Management of the acquired company will, in all likelihood, have sole and exclusive authority to determine whether Common Stock dividends will be paid thereafter.

                               RISK  FACTORS

     DEVELOPMENT STAGE COMPANY. The Company is a development stage enterprise, as defined by generally accepted accounting principles. The Company was incorporated in December 1999 and has generated nominal revenue to date. Its primary activities to date have been capital formation, the development of its web page and marketing research. The Company's success is dependent upon the successful development and marketing of its financial network through the internet, as to which there is no assurance. Unanticipated problems, expenses and delays are frequently encountered in establishing a new business and developing new products. These include, but are not limited to, lack of consumer acceptance, competition, product development, and inadequate sales and marketing. The failure of the Company to meet any of these conditions would have a materially adverse effect upon the Company and may force the Company to reduce or curtail operations. No assurance can be given that the Company can or will ever operate profitably.

     FUTURE CAPITAL NEEDS. To date the Company has relied on funding from its founder, from bridge financing and from the proceeds of a private placement to fund operations. The Company raised gross proceeds of approximately $3.5 million in its private placements. To date, the Company has generated nominal revenue and the Company has limited cash liquidity and capital resources. The Company's future capital requirements will depend on many factors, including the Company's ability to market its web site successfully, cash flow from operations, and competing market developments. The Company's business plan requires additional funding beyond its present resources. Consequently, although the Company currently has no specific plans or arrangements for financing, the Company intends to raise additional funds subsequent to this Offering through private placements, public offerings or other financings. Any equity financings would result in dilution to the Company's then-existing stockholders. Sources of debt financing may result in higher interest expense. Any financing, if available, may be on terms unfavorable to the Company. If adequate funds are not obtained, the Company may be required to reduce operations. The Company anticipates that its existing capital resources, together with the net proceeds of this Offering, will be adequate to satisfy its operating expenses and capital requirements for twelve months.

     REGULATION IN THE SECURITIES AND MERGERS AND ACQUISITIONS INDUSTRY. The industry in which the Company intends to operate is subject to extensive regulation on the federal, state and local levels. Among other regulations, Company securities offerings are subject to rules and regulations of the Securities and Exchange Commission and State "blue sky" authorities. The Company believes that it will be required to structure its operations and fee structures in accordance with applicable state and federal securities laws.
There can be no assurance as to what, if any, future actions such legislative and regulatory authorities may take or the effect thereof on the industry or the Company.

     COMPETITION. The market for capital and financing resources for emerging growth companies is marked by numerous small, as well as large, competitors. Additionally, the Company competes in an industry segment in which numerous competitors exist that have substantially greater resources than the Company. There are several companies that have a meaningful presence on the Internet to provide capital to emerging growth companies such as Idealabs, Garage.com, and Twenty First Century Internet Venture Partners. There can be no assurance that existing or potential competitors of the Company will not develop products equal to or better than those marketed by the Company. The Company does not anticipate directly competing with conventional financing sources. The Company intends to welcome any and all legitimate financing sources to participate in its clients financing needs.

     INTERNET RELATED RISKS. The Company is subject to federal, state, and local laws concerning the conduct of business on the Internet. Today, there are relatively few laws specifically directed towards online services. However, due to the increasing popularity and use of the Internet and online services, it is possible that laws and regulations will be adopted with respect to the Internet or online services. These laws and regulations could cover issues such as online contracts, user privacy, freedom of expression, pricing, fraud, content and quality of products and services, taxation, advertising, intellectual property rights and information security. Applicability to the Internet of existing laws governing issues such as property ownership, copyrights and other intellectual property issues, taxation, libel, obscenity and personal privacy is uncertain. The vast majority of these laws were adopted prior to the advent of the Internet and related technologies and, as a result, do not contemplate or address the unique issues of the Internet and related technologies.

     DEPENDENCE ON MANAGEMENT. The Company's success depends, to a significant extent, upon certain key employees and directors, including primarily Bruce A. Berman. The loss of services of one or more of these employees could have a material adverse effect on the business of the Company. In addition, the Company has a substantial need for additional qualified management and marketing personnel. The Company believes that its future success will also depend in part upon its ability to attract, retain and motivate qualified personnel. There can be no assurance that the Company will be successful in attracting and retaining such personnel. Competition for such personnel is intense. The Company does not maintain a policy of key man life insurance on any employees.

     PROTECTION OF PROPRIETARY INFORMATION. Currently, the Company does not hold patents or trademarks on any of its names, products or processes under development. The Company is presently seeking trademark protection of certain of its names and logos. The Company treats its technical data as confidential and relies on internal nondisclosure safeguards, as well as on laws protecting trade secrets, to protect its proprietary information. There can be no assurance that these measures will adequately protect the confidentiality of the Company's proprietary information or that others will not independently develop products or technology that are equivalent or superior to those of the Company. The Company may receive in the future communications from third parties asserting that the Company's products infringe the proprietary rights of third parties. There can be no assurance that any such claims would not result in protracted and costly litigation, having a materially adverse and negative effect on the Company and its financial results.

     DIFFICULTY OF PLANNED EXPANSION; MANAGEMENT OF GROWTH. The Company plans to expand its level of operations. The Company's operating results will be adversely affected if net sales do not increase sufficiently to compensate for the increase in operating expenses caused by this expansion. In addition, the Company's planned expansion of operations may cause significant strain on the Company's management, technical, financial and other resources. To manage its growth effectively, the Company must continue to improve and expand its existing resources and management information systems and must attract, train and motivate qualified managers and employees. There can be no assurance, however, that the Company will successfully be able to achieve these goals. If the Company is unable to manage growth effectively, its operating results will be adversely affected.

     CONTROL  BY  OFFICERS  AND  DIRECTORS.  The  officers  and directors of the
Company beneficially own or control 8,500,000 shares of the Company's outstanding Common Stock, or 76.8% of the issued and outstanding Common Stock. As a result, such persons may be able to elect a majority of the Company's Board of Directors, to dissolve, merge, or sell the assets of the Company, and to direct and control the Company's operations, policies and business decisions. See "Principal Stockholders."

     LACK OF DIVIDENDS. The Company does not intend to declare or pay any dividends on its outstanding shares of Common Stock in the foreseeable future.

     THE SECURITIES ENFORCEMENT AND PENNY STOCK REFORM ACT OF 1990; RISKS OF LOW-PRICED STOCKS. The Securities Enforcement and Penny Stock Reform Act of 1990 requires additional disclosure relating to the market for penny stocks in connection with trades in any stock defined as a penny stock. The Commission has adopted regulations that generally define a penny stock to be any equity security that has a market price of less than $5.00 per share, subject to certain exceptions. Such exceptions include any equity security listed on Nasdaq and any equity security issued by an issuer that has (i) net tangible assets of at least $2,000,000, if such issuer has been in continuous operation for three years, (ii) net tangible assets of at least $5,000,000, if such issuer has been in continuous operation for less than three years, or (iii) average annual revenue of at least $6,000,000, if such issuer has been in continuous operation for less than three years. Unless an exception is available, the regulations require the delivery, prior to any transaction involving a penny stock, of a disclosure schedule explaining the penny stock market and the risks associated therewith.

     SHARES ELIGIBLE FOR FUTURE SALE. Approximately 10,326,123 of the Company's Common Stock are "restricted securities," and under certain circumstances may, in the future, be sold in compliance with Rule 144 adopted under the Securities Act. In general, under Rule 144, subject to the satisfaction of certain other conditions, a person, including an affiliate of the Company, who has beneficially owned restricted shares of Common Stock for at least one year is entitled to sell, in certain brokerage transactions, within any three-month period, a number of shares that does not exceed the greater of 1% of the total number of outstanding shares of the same class, or if the Common Stock is quoted on Nasdaq or a stock exchange, the average weekly trading volume during the four calendar weeks immediately preceding the sale. A person who presently is not and who has not been an affiliate of the Company for at least three months immediately preceding the sale and who has beneficially owned the shares of Common Stock for at least two years is entitled to sell such shares under Rule 144 without regard to any of the volume limitations described above.

     AUTHORIZATION OF ADDITIONAL SHARES OF COMMON STOCK. The Company's Articles of Incorporation authorize the issuance of up to 100,000,000 shares of Common Stock. The Company's Board of Directors has the authority to issue additional shares of Common Stock and to issue options and warrants to purchase shares of the Company's Common Stock without shareholder approval. Future issuance of Common Stock could be at values substantially below the Offering Price in the Offering and therefore could represent further substantial dilution to investors in the Offering. In addition, the Board could issue large blocks of voting stock to fend off unwanted tender offers or hostile takeovers without further shareholder approval.

     AUTHORIZATION OF PREFERRED STOCK. The Company's Articles of Incorporation authorize the issuance of up to 10,000,000 shares of Preferred Stock in one or more series. The Company's Board of Directors has the authority to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such shares. The Board of Directors is also authorized to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series.

     FORWARD LOOKING STATEMENTS AND ASSOCIATED RISKS. This Form 8-K contains certain forward-looking statements, including among others: (i) the projected sales growth of the Company's products; (ii) anticipated trends in the Company's financial condition and results of operations; (iii) the Company's business strategy and (iv) the Company's ability to distinguish itself from its current and future competitors. These forward-looking statements are based largely on the Company's current expectations and are subject to a number of risks and uncertainties. Actual results could differ materially from these forward-looking statements. In addition to the other risks described elsewhere in this "Risk Factors" discussion, important factors to consider in evaluating such forward-looking statements include: (i) changes to external competitive market factors or in the Company's internal budgeting process which might impact trends in the Company's results of operations; (ii) anticipated working capital or other cash requirements; (ii) changes in the Company's business strategy or an inability to execute its strategy due to unanticipated changes in the industry; and (iv) various competitive factors that may prevent the Company from competing successfully in the marketplace. In light of these risks and uncertainties, many of which are described in greater detail elsewhere in this "Risk Factors" discussion, there can be no assurance that the events predicted in forward-looking statements contained in this Form 8-K will in fact, transpire.

IN ADDITION TO THE FOREGOING RISKS, BUSINESSES ARE OFTEN SUBJECT TO RISKS THAT ARE NOT FORESEEN OR FULLY APPRECIATED BY MANAGEMENT. POTENTIAL INVESTORS SHOULD KEEP IN MIND THAT OTHER IMPORTANT RISKS COULD ARISE.

ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP

     Not  applicable

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     As  of  the  date  of  the  Merger,  Paul  C.  Roberts,  Certified  Public
Accountant,  the  independent  accountant  previously  engaged  as the principal
accountant  to  audit  the   financial   statements   of   the  Company  was
terminated. As of the same date, the firm of Corbin & Wertz was engaged as the independent accountant for the Company.

     The audit reports of Paul C. Roberts on the financial statements of the Company did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles. The decision to change accountants was approved by the board of directors of the Company. During the Company's two most recent fiscal years and any subsequent interim period preceding the change, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

ITEM  5.  OTHER  EVENTS

     Not  applicable.

ITEM  6.  RESIGNATIONS  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

     Not  applicable.

ITEM  7.  FINANCIAL  STATEMENTS

        The financial statements of GPN for the period from inception until March 31, 2000 and the financial statements of DMRX as of February 28, 1999 and for each of the two years then ended, as well as applicable pro forma financial information, will be filed by amendment to this Form 8-K within the time period required pursuant to SEC regulations.

ITEM  8.  CHANGE  IN  FISCAL  YEAR

        GPN as the successor issuer has a fiscal year end of December 31. DMRX's fiscal year was February 28. GPN will retain its December 31 fiscal year end.


EXHIBITS

*3.1     Articles  of  Incorporation  of  the  Company,  as  amended

*3.2     Bylaws  of  the  Company

3.3 Articles and Agreement of Merger of GoPublicNow.com, Inc. into DermaRx Corporation

3.4      Certificate of Merger of GoPublicNow.com, Inc. into
         DermaRx Corporation

-----
*Previously filed

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GOPUBLICNOW.COM,  INC.

                                              /s/  Bruce  A.  Berman
                                              ----------------------------------
                                              President  and  Chief  Executive
                                              Officer

Date:  April  20,  2000